UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2026

Nuveen Churchill Direct Lending Corp.
(Exact name of registrant as specified in its charter)

Maryland	000-56133	84-3613224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	NCDL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 8, 2026, Nuveen Churchill Direct Lending Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Churchill DLC Advisor LLC (the “Adviser”), Churchill Asset Management LLC (“Churchill”), and Churchill BDC Administration LLC (the “Administrator”), on the one hand, and SMBC Nikko Securities America, Inc., as the underwriter (the “Underwriter”), on the other hand, in connection with the issuance and sale of an additional $100.0 million in aggregate principal amount of the Company’s 6.650% Notes due 2030 (the “Additional 2030 Notes” and the issuance and sale thereof, the “Offering”).
The Underwriting Agreement includes customary representations, warranties, and covenants by the Company, the Adviser, Churchill, and the Administrator. It also provides for customary indemnification by each of the Company, the Adviser, Churchill, the Administrator, and the Underwriter against certain liabilities and customary contribution provisions in respect of those liabilities.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The Additional 2030 Notes were issued on July 10, 2026 as additional notes under the Base Indenture, dated as of January 22, 2025 (the “Base Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of January 22, 2025 (the “First Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and between the Company and the Trustee, pursuant to which the Company initially issued $300.0 million in aggregate principal amount of its 6.650% Notes due 2030 (the “Existing 2030 Notes” and together with the Additional 2030 Notes, the “2030 Notes”) on January 22, 2025. The Additional 2030 Notes are treated as a single series with the Existing 2030 Notes under the Indenture and have the same terms as the Existing 2030 Notes (except for the issue date, offering price, and initial interest payment date). The Additional 2030 Notes have the same CUSIP number as, and are fungible and rank equally with, the Existing 2030 Notes. Upon the issuance of the Additional 2030 Notes, the outstanding aggregate principal amount of the 2030 Notes is $400.0 million.
The 2030 Notes bear interest at a rate of 6.650% per year payable semi-annually in arrears on March 15 and September 15 each year, commencing for the Additional 2030 Notes on September 15, 2026. The 2030 Notes will mature on March 15, 2030 and may be redeemed in whole or in part at the Company’s option at any time prior to February 15, 2030, at par plus a “make-whole” premium plus accrued interest.
The Company intends to use the net proceeds from the Offering to repay a portion of the outstanding indebtedness under its senior secured revolving credit facility with Sumitomo Mitsui Banking Corporation (the “Revolving Credit Facility”). However, through re-borrowings under the Revolving Credit Facility, the Company intends to make investments in accordance with its investment objective and strategies, and for other general corporate purposes.
The 2030 Notes are the direct unsecured obligations of the Company and rank pari passu with all existing and future unsubordinated unsecured indebtedness issued by the Company, senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2030 Notes, effectively subordinated to all of the existing and future secured indebtedness issued by the Company (including indebtedness that is initially unsecured in respect of which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.
The Indenture contains certain covenants, including certain covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), or any successor provisions, whether or not the Company continues to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to the Company by the U.S. Securities and Exchange Commission (the “SEC”); and to provide financial information to the holders of the 2030 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.
The Additional 2030 Notes were offered and sold in an offering registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form N-2 (File No. 333-283950), as supplemented by the preliminary prospectus supplement dated July 8, 2026, the pricing term sheet filed with the SEC on July 8, 2026, and the final prospectus supplement dated July 8, 2026. The transaction closed on July 10, 2026.
The foregoing descriptions of the Base Indenture, the First Supplemental Indenture and the 2030 Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, the First Supplemental Indenture and the

form of global note representing the 2030 Notes, respectively, each incorporated by reference as exhibits hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of July 8, 2026, by and among Nuveen Churchill Direct Lending Corp., Churchill DLC Advisor LLC, Churchill Asset Management LLC, and Churchill BDC Administration and SMBC Nikko Securities America, Inc.

4.1
Indenture, dated as of January 22, 2025, by and between Nuveen Churchill Direct Lending Corp. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on January 22, 2025).

4.2
First Supplemental Indenture, dated as of January 22, 2025, by and between Nuveen Churchill Direct Lending Corp. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed on January 22, 2025).

4.3	Form of Global Note with respect to the 6.650% Notes due 2030 (included in Exhibit 4.2 to the Current Report on Form 8-K filed on January 22, 2025 and incorporated by reference herein).
5.1	Opinion of Eversheds Sutherland (US) LLP.
23.1	Consent of Eversheds Sutherland (US) LLP (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN CHURCHILL DIRECT LENDING CORP.

Date: July 10, 2026	By:	/s/ Kenneth J. Kencel
		Name:	Kenneth J. Kencel
		Title:	Chief Executive Officer and President